SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2002

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

        On February 12, 2002, the company released its earnings for the fourth quarter of 2001. A copy of the fourth quarter earnings portion of the Company's Press Release issued February 12, 2002 is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Milacron Inc. on February 12, 2002

99.2	Estimates and Projections for Financial Modeling Portion of the Press Release issued by Milacron Inc. on February 12, 2002

ITEM 9. REGULATION FD DISCLOSURE

        The Company's Press Release issued February 12, 2002, and which is referenced in Item 5 of this Form 8-K, also contained forward looking statements and projections related to the first quarter of 2002, and fiscal year 2002. A copy of the forward looking statements and Estimates and Projections for Financial Modeling portion of the Company's Press Release issued February 12, 2002 is furnished as Exhibit 99.2 hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	February 12, 2002	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Milacron Inc. on February 12, 2002

99.2	Estimates and Projections for Financial Modeling Portion of the Press Release issued by Milacron Inc. on February 12, 2002